UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2022

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

EXPLANATORY NOTE
As previously disclosed by Chesapeake Energy Corporation (the “Company” or “Chesapeake”) under Item 2.01 of its Current Report on Form 8-K filed on March 9, 2022 (the “Original 8-K”), on March 9, 2022, the Company completed its previously announced acquisition of certain entities which own high quality producing assets and a deep inventory of premium drilling locations in the prolific Marcellus Shale in Northeast Pennsylvania (the “Marcellus Properties”), including Chief E&D Holdings, LP (“Chief”), for approximately $2.76 billion, consisting of approximately $2.0 billion in cash (subject to customary purchase price adjustments) and $764 million in the Company’s common stock (the “Marcellus Acquisition”). The Marcellus Properties were acquired on a cash-free, debt-free basis, effective as of January 1, 2022.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to allow such financial information to be incorporated by reference into the Company’s Registration Statements under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

The Marcellus Acquisition included the transactions contemplated by the Partnership Interest Purchase Agreement (the “Chief Agreement”) dated January 24, 2022, by and among the Company, its wholly owned subsidiary Chesapeake Appalachia, L.L.C., an Oklahoma limited liability company (“Appalachia” and together with the Company, the “Purchasers”) and The Jan & Trevor Rees-Jones Revocable Trust, a Texas revocable trust (“Rees-Jones Trust”), Rees-Jones Family Holdings, LP, a Texas limited partnership (“Rees-Jones Holdings”), Chief E&D Participants, LP, a Texas limited partnership (“Chief Participants” and together with Rees-Jones Trust and Rees-Jones Holdings, the “Chief LPs”), and Chief E&D (GP) LLC, a Texas limited liability company (“Chief GP” and together with the Chief LPs, the “Chief Sellers”).

The Marcellus Acquisition also included the transactions contemplated by the Membership Interest Purchase Agreements dated January 24, 2022 (the “Radler/Tug Hill Agreements”) by and among the Purchasers and Radler 2000 Limited Partnership, a Texas limited partnership (“R2KLP”) and Tug Hill Inc., a Nevada corporation (“THI” and together with R2KLP, the “Radler/Tug Hill Sellers”). The Chief Sellers and the Radler / Tug Hill Sellers are referred to herein as the “Sellers”.

Included in this filing as Exhibit 99.4 are the historical audited consolidated financial statements of the Chief Sellers for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent auditor.

Included in this filing as Exhibit 99.5 are the historical audited statements of revenues and direct operating expenses of the Radler Sellers for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent auditor.

Included in this filing as Exhibit 99.6 are the historical audited statements of revenues and direct operating expenses of the Tug Hill Sellers for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent auditor.

Included in this filing as Exhibit 99.7 is the unaudited pro forma financial information of the Company giving effect to the Marcellus Acquisition for the year ended December 31, 2021 and the three months ended March 31, 2022. The unaudited pro forma financial information gives effect to certain pro forma events related to the Marcellus Acquisition and related transactions, and has been presented for informational purposes only. It does not purport to present the actual, or project the future financial position or operating results of the Company following the Marcellus Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited consolidated financial statements of the Chief Sellers comprised of the consolidated balance sheet as of December 31, 2021 and the related consolidated statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements, are included in this filing as Exhibit 99.4 to this Current Report on Form 8-K/A.

Audited financial statements of the Radler/Tug Hill Sellers comprised of the historical audited statements of revenues and direct operating expenses for the year ended December 31, 2021, are included in this filing as Exhibit 99.5 and Exhibit 99.6 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations (the “pro forma statements of operations”) have been derived from the historical consolidated financial statements of Chesapeake, Vine Energy Inc. (“Vine”), and the Sellers, as well as the pro forma financial information included in Chesapeake's Final Prospectus filed pursuant to Rule 424(b)(3) dated January 6, 2022 and Vine's Final Prospectus filed pursuant to Rule 424(b)(4) filed on March 19, 2021, which give effect to Chesapeake’s previously announced acquisition of Vine (the “Vine Acquisition”) and the related acquisition by Vine of interests in Vine Oil & Gas, Vine Oil & Gas GP, Brix, Brix GP, Harvest and Harvest GP, respectively. Certain of the Sellers’ and Vine's historical amounts have been reclassified to conform to Chesapeake's financial statement presentation. The pro forma statements of operations for the year ended December 31, 2021 and the three months ended March 31, 2022, give effect to the Marcellus Acquisition, the Vine Acquisition and Chesapeake’s emergence from bankruptcy as if these transactions had been completed on January 1, 2021. The supplemental pro forma oil and natural gas reserves information as of December 31, 2021 gives effect to the Marcellus Acquisition as if the Marcellus Acquisition had been completed on January 1, 2021. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K/A are included in this filing as Exhibit 99.7 to this Current Report on Form 8-K/A.

(c) Exhibits.

Exhibit No.	Document Description
23.1*	Consent of Grant Thornton LLP, independent auditors of Chief E&D Holdings, LP.
23.2*	Consent of Whitley Penn LLP, independent auditors of Radler 2000 LP
23.3*	Consent of Whitley Penn LLP, independent auditors of Tug Hill Marcellus, LLC
23.4*	Consent of Netherland, Sewell & Associates, Inc.
99.1
Partnership Interest Purchase Agreement by and among The Jan & Trevor Rees-Jones Revocable Trust, Rees-Jones Family Holdings, LP, Chief E&D Participants, LP, and Chief E&D (GP) LLC (collectively, as Sellers) and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022).

99.2
Membership Interest Purchase Agreement by and among Radler 2000 Limited Partnership and Tug Hill, Inc., together as Sellers, and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022).

99.3
Membership Interest Purchase Agreement by and among Radler 2000 Limited Partnership and Tug Hill, Inc., together as Sellers, and Chesapeake Energy Corporation and its affiliates, dated as of January 24, 2022 (Incorporated by reference to Exhibit 10.38 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022).

99.4*	Audited Historical Consolidated Financial Statements and Related Notes of Chief E&D Holdings, LP as of and for the year ended December 31, 2021.
99.5*	Audited statements of revenues and direct operating expenses of the Radler Sellers for the year ended December 31, 2021.
99.6*	Audited statements of revenues and direct operating expenses of the Tug Hill Sellers for the year ended December 31, 2021.
99.7*	Unaudited Pro Forma Condensed Combined Financial Information for the three months ended March 31, 2022 and the year ended December 31, 2021.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ BENJAMIN E. RUSS
Benjamin E. Russ
Executive Vice President - General Counsel and Corporate Secretary
Date:  May 18, 2022